Concentration of credit risks (Tables)	6 Months Ended
Jun. 30, 2025
Risks and Uncertainties [Abstract]
Concentration of Credit Risks - Schedule of Concentration of Risk by Risk Factor
Revenue concentration (% of total net sales)	Unaudited 6 months ended June 30,
	2025	2024
International computer and hardware manufacturer	9%	22%
International electronic security systems manufacturer	—	—
International electronic components manufacturer	—	12%